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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use of Amendment No. 1 to Registration Statement No. 333-5455/333-5455-01 of Avondale Mills, Inc. and Avondale Incorporated on Form S-4 of our report dated March 22, 1996 on the financial statements of the Textile Business of Graniteville Company, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such prospectus.



                                          DELOITTE & TOUCHE LLP



Greenville, South Carolina


September 13, 1996